Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of the 29th day of September, 2006, to be effective as of May 26, 2006, by and among the lenders listed on the signature pages hereof (the “Lenders”), PENSON WORLDWIDE, INC., a Delaware corporation (“Borrower”), GUARANTY BANK, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer for the Lenders (the “Administrative Agent”), and Wachovia Bank, National Association, as Documentation Agent (the “Documentation Agent”), each to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).
BACKGROUND
     A. The Lenders, the Borrower, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement dated as of May 26, 2006, (as it may be amended, extended, renewed, or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. It was originally intended for the Borrower to be required to provide advance notice to the Lenders of an acquisition only to the extent that such acquisition, together with any other acquisitions during the fiscal year, would cause the Cash Purchase Consideration for all acquisitions in such year to exceed $1,000,000 in the aggregate.
     C. The Borrower has requested an amendment to the definitions provision of the Credit Agreement and the Administrative Agent and the Lenders have agreed to such amendments in order to provide clarification, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
     (a) The definition of “Permitted Acquisitions” found in Section 1.01 is amended to add the following paragraph at the end of such definition:
Notwithstanding anything contained herein to the contrary, acquisitions during any fiscal year for which the Cash Purchase Consideration does not exceed an aggregate amount of $1,000,000 shall be considered “Permitted Acquisitions” whether or not the Borrower has provided the notices, certificates and certifications required by subsection (b) of this definition, so long as all such notices, certificates and certifications are provided to the Lenders within 30 days following the effective date of each such acquisition.
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     2. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been met to the satisfaction of the Administrative Agent:
     (a) Since the date of the most recent financial statements provided to the Lenders, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (b) No Default shall exist after giving effect to this Amendment;
     (c) The Administrative Agent shall have received confirmation that the Borrower has paid all expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent; and
     (d) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a duly executed copy of this Amendment and the other applicable Loan Documents, together with such additional documents, instruments and certificates as the Administrative Agent shall require in connection therewith, all in form and substance satisfactory to the Administrative Agent.
     3. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
     4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.
     5. COUNTERPARTS; EXECUTION VIA FACSIMILE OR ELECTRONIC TRANSMITTAL. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.
     6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, the Documentation Agent, each Lender and their respective successors and assigns.
     7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
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     9. SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.
     10. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.
     11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of page left intentionally blank. Signature pages follow.]
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     IN WITNESS WHEREOF, the Borrowers, the Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER: PENSON WORLDWIDE, INC.
By:	/s/ Roger J. Engemoen, Jr.
	Name:	Roger J. Engemoen, Jr.
	Title:	Chairman
SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT -

GUARANTY BANK, as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender
By:	/s/ Amanda Cone
	Name:	Amanda Cone
	Title:	Vice President
SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT -

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender
By:	/s/ Eric L. Kraft
	Name:	Eric L. Kraft
	Title:	Senior Vice President
SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT -

BANK OF AMERICA, N.A.
By:	/s/ Garfield Johnson
	Name:	Garfield Johnson
	Title:	Senior Vice President

REGIONS BANK
By:	/s/ Robin Ingari
	Name:	Robin Ingari
	Title:	Senior Vice President

SOVEREIGN BANK
By:	/s/ Casey R. Hozer
	Name:	Casey R. Hozer
	Title:	Executive Vice President